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                                                        EXHIBIT 10(c)(i)

                            FOURTH AMENDMENT TO THE
                             UST CORP. PENSION PLAN


WHEREAS, The UST Corp. Pension Plan (the "Plan") was amended and restated effective January 1, 1989; and

WHEREAS, Section 17.1 of the Plan gives UST Corp. the authority to amend the Plan; and

WHEREAS, the Employer desires to amend the Plan in a manner which will expand eligibility for early retirement effective January 1, 1995; and

WHEREAS, it is necessary to amend the Plan to comply with the Tax Reform Act of 1986 and other applicable laws; and

WHEREAS, the Sponsoring Employer intends that the Plan and Trust shall continue to be recognized as a qualified pension plan under Sections 401(a) and 501(a) of the Code;

NOW THEREFORE, in consideration of the foregoing, the Plan is hereby amended effective as of January 1, 1989, unless otherwise specified herein as follows:

         1. Section 1.9 shall be amended effective January 1, 1994 by replacing the first sentence of the third paragraph with the following:

               "In no event shall a Participant's Compensation taken into account under the Plan for any Plan Year commencing on or after January 1, 1989 exceed $200,000 ($150,000 for Plan Years beginning after December 31, 1993) or such other amount as the Secretary of the Treasury may determine for such Plan Year under
               Section 401(a)(17) of the Code. Any change to the amount set forth in the preceding sentence as may be determined by the Secretary of the Treasury shall apply only to Compensation taken into account for the Plan Year in which such change is effective."

         2. Section 4.1 shall be amended effective January 1, 1994 by adding the following paragraph to the end thereof:

               "In the case of a Participant whose Compensation for a Plan Year prior to January 1, 1994 exceeded $150,000, such Participant's Accrued Benefit shall not be less than the Accrued Benefit determined as of December 31, 1993."

         3. Section 5.4(b) shall be amended by adding the following parenthetical phrase "(or April 1, 1990, if later)" immediately after the phrase "attains age 70 1/2," which appears in the first paragraph.
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         4.    Section 6.1 shall be amended effective January 1, 1995 by
               replacing "ten or more years" with "five or more years."

         5. Section 8.3 shall be amended effective January 1, 1995 by deleting the phrase "who has completed ten or more years of Vesting Service."

         6. Section 9.2 shall be amended effective January 1, 1995 by replacing the phrase "If the Participant had completed ten or more years of Vesting Service, the" with "The."

         7. Section 10.4(f) shall be amended in its entirety to read as follows:

               "(f) Restriction on Payment Options. An election of an optional form of payment under Section 10.3 shall not be effective unless the benefit payable under the form of payment elected satisfies the requirements of Proposed Income Tax Regulation 1.401(a)(9)-2 or other applicable law."

         8.    Section 10.5(a) shall be amended by replacing:

               "(iii) The rights of the Participant's Spouse; and

               (iv) The right to revoke and the effect of revocation of the Participant's election."

               with

               "(iii) The rights of the Participant's Spouse;

               (iv) The right to revoke and the effect of revocation of the Participant's election;

               (v) The eligibility conditions and material features of the optional forms of payment available under the Plan;

               (vi) The relative values of the optional forms of payment available under the Plan; and

               (vii) Such other information as may be required under applicable regulations.

               The notice described above is not required if the Actuarial Equivalent value of the Participant's nonforfeitable Accrued Benefit is less than or equal to $3,500 on the date the Participant's benefit commences.

               If the Actuarial Equivalent value of the Participant's vested Accrued Benefit does






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               not exceed $3,500 on the date the Participant's benefit
               commences, the notice furnished by the Benefits Committee shall include an explanation of: (1) the rules under which a distribution may be made in a direct rollover to an eligible retirement plan; (2) the tax withholding rules for direct rollovers and for the 60-day rollover option; and (3) the requirements for favorable tax treatment in accordance with applicable law."

         9. Section 10.9 shall be amended by adding the following paragraph to the end thereof:

               "Notwithstanding any provision of the Plan to the contrary, all distributions under the Plan shall comply with the requirements of Section 401(a)(9) of the Code."

        10. A new Section 10.12 shall be added effective January 1, 1993 to read as follows:

               "This Section 10.12 shall apply only to distributions made pursuant to Section 10.6.

               Notwithstanding any provision of the Plan to the contrary, if any distribution to a Participant, surviving Spouse or Alternate Payee (i) is made on or after January 1, 1993, (ii) totals $200 or more, and (iii) constitutes an "eligible rollover distribution" (within the meaning of Section 402(c)(4) of the Code), the individual may elect on a form provided by the Benefits Committee to have all or part of such eligible rollover distribution paid in a direct rollover to an "eligible retirement Plan" selected by the individual. For this purpose, an "eligible retirement Plan" means:

               (a) an individual retirement account described in Section 408(a) of the Code;

               (b) an individual retirement annuity (other than an endowment contract) described in Section 408(b) of the Code;

               (c) with respect to Participants and Alternate Payees only, a qualified defined contribution plan and exempt trust described in Sections 401(a) and 501(a) of the Code respectively, the terms of which permit the acceptance of rollover contributions; or

               (d) with respect to Participants and Alternate Payees only, an annuity plan described in Section 403(a) of the Code.

               If an election is made to have only a part of an eligible rollover distribution paid in a direct rollover, the amount of the direct rollover must total $500 or more.

               If the Participant, Participant's surviving Spouse or Alternate Payee does not make






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               a timely election whether or not to directly roll over the distribution, such distribution shall be made directly to the applicable individual.

               Direct rollovers shall be accomplished in accordance with procedures established by the Benefits Committee."

        11. Section 12.1(b) shall be amended effective January 1, 1987 by replacing the second sentence with the following:

               "The adjustment required pursuant to the preceding sentence for any year shall be the cost of living adjustment that is effective as of the January 1 that occurs in such year. No such adjustment shall be taken into account before the year for which such adjustment first takes effect."

        12. Section 12.1(f) shall be amended effective January 1, 1987 by deleting the last sentence which reads as follows:

               "This paragraph shall be applied separately with respect to each change in benefit structure as defined by Section 415(b)(5)(D) of the Code and regulations."

        13. Section 12.2 shall be amended effective January 1, 1987 by adding the following paragraph to the end thereof:

               "If the sum of a Participant's defined benefit plan fraction and defined contribution plan fraction determined as of December 31, 1986 would have exceeded 1.0 had the provisions of this Article 12 as in effect after December 31, 1986 been used to compute such sum, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) so that the sum of the defined contribution plan fraction and defined benefit plan fraction as of the first day of the Limitation Year beginning in 1987 does not exceed 1.0. Such amount shall be equal to the product of:

               (i) the sum of the defined contribution plan fraction plus the defined benefit plan fraction as of the determination date minus one, times

               (ii) the denominator of the defined contribution plan fraction as of the determination date."

        14. Section 12.4 shall be amended effective January 1, 1994 by replacing paragraphs (b) through (e) with the following:

               "(b)   For purposes of this Section 12.4, the following terms
               shall have the





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                      indicated meaning:

                      (i) "Benefits" means the sum of the Participant's Accrued Benefit and all other benefits to which he is entitled under the Plan, but excluding any death benefit provided for by insurance on the Participant's life.

                      (ii) "Restricted Participant" means, with respect to a Plan Year, a highly compensated employee who is a Participant and who, if there are more than 25 highly compensated employees, is one of the 25 highly compensated employees with the highest Total Annual Pay. An individual who is a Restricted Participant in a Plan Year shall be a Restricted Participant in a subsequent Plan Year only if he satisfies the conditions of the previous sentence in that subsequent Plan Year. If more than one individual has the same Total Annual Pay, the younger individual shall be deemed to have the higher Total Annual Pay.

                      (iii) "Total Annual Pay" means, with respect to any Plan Year, (A) in the case of a highly compensated employee who is not currently employed by an Employer or an Affiliated Employer, the greater of his compensation (as defined under Section 415 of the Code for the Plan Year he ceased to be employed by an Employer or Affiliated Employer or his earnings for the Plan Year immediately preceding that Plan Year and (B) in the case of a highly compensated employee who is currently employed by an Employer or Affiliated Employer, the greater of his earnings for the Plan Year in question or for the prior Plan Year.

               (c) Subject to paragraph (d) below, a Restricted Participant may not receive his benefits under this Plan in the form of a single sum payment, or other benefit form under which payments during a single year would exceed the annual payments that would be made on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of his Benefits.

               (d)    The limitation of paragraph (c) above shall not apply to:

                      (i) payment of benefits attributable to transferred balances from defined contribution plans or to employee contributions,

                      (ii) any payment, if the value of Plan assets after such payment equals or exceeds 110 percent of the value of the Plan's "current liabilities" (within the meaning of Section 412(1)(7) of the Code),





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                      (iii)   any payment, if the value of the Restricted
                              Participant's Benefits is less than one percent of the value of such "current liabilities," or

                      (iv) any payment, if the value of the Restricted Participant's Benefits does not exceed $3,500.

               (e) In the event that Congress provides by statute, or the Internal Revenue Service provides by regulation or ruling, that the limitations set forth in this Section
                      12.4 are not necessary for the Plan to meet the requirements of Section 401(a) or other applicable provisions of the Code then in effect, such limitations shall become void and shall no longer apply without the necessity of further amendment to the Plan."

        15.    A new Section 12.5 shall be added to read as follows:

               "12.5  TRANSITIONAL BENEFIT LIMITATIONS

                      Notwithstanding any other provision of the Plan to the contrary, in calculating the Accrued Benefit (including the right to any optional benefit provided under the
                      Plan) of any Participant, such Participant shall accrue no additional benefit under the Plan on or after the Effective Date to the extent that such additional benefit accrual exceeds the benefit which would otherwise accrue in accordance with the terms of the Plan as amended to comply with the qualification requirements described in IRS Regulations Section 1.401(b)-1(b)(2)(ii)."

         16. Section 13.4 shall be amended by adding the phrase "and discretion" immediately following "The Benefits Committee shall have such power."

         17. Section 14.5 shall be amended by adding the following paragraph to the end thereof:

               "The Plan Administrator or the Sponsoring Employer may direct the Trustee to pay from the Trust Fund any or all expenses of administering the Plan, to the extent such expenses are reasonable. The Plan Administrator or the Sponsoring Employer will determine what constitutes a reasonable expense of administering the Plan, and whether such expenses shall be paid from the Trust Fund. Any such expenses not paid out of the Trust Fund shall be paid by the Sponsoring Employer; provided, however, that to the extent permitted by ERISA, the Plan Administrator or the Sponsoring Employer may direct the Trustee to reimburse the Sponsoring Employer out of the Trust Fund for a reasonable expense of administering the Plan which is paid by the Sponsoring Employer prior to a determination with respect to such






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               expense."

         18.   A new Section 16.5 shall be added to read as follows:

               "16.5 APPROVAL BY INTERNAL REVENUE SERVICE: MISTAKE OF FACT

                    Nothing herein shall prohibit return to an Employer, within one year after payment, of excess sums contributed to the Trust Fund as a result of a mistake of fact.

                    Each Employer contribution is hereby conditioned on the current deductibility of the contribution under Section 404 of the Code, and to the extent such contribution deduction is disallowed, the contribution shall be returned to the Employer within one year after the date of disallowance."

         19.   A new Section 16.6 shall be added to read as follows:

               "16.6 BENEFITS PAYABLE ONLY FROM TRUST FUND

                    All benefits payable under this Plan shall be paid or provided for solely from the Trust Fund, and neither any Employer nor its shareholder, directors, employees, or any member of the Benefits Committee shall have any liability or responsibility therefor. Except as otherwise provided by law, no Employer assumes any obligations under this Plan except those specifically stated in the Plan."

         20.   Section 17.1 is amended in its entirety to read as follows:

               "17.1  AMENDMENT

                      (a) The Sponsoring Employer, by written action of its Board (or, to the extent permitted by resolution of such Board, by action of the Benefits Committee or a duly authorized officer of the Sponsoring Employer), shall have the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Plan. No such amendment shall, however:

                               (i) Authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates prior to the satisfaction of all liabilities with respect to the





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                                     Participants or their Beneficiaries or
                                     estates;

                              (ii) Cause any reduction in the Accrued Benefit of any Participant, or the elimination of any optional forms of benefit payment or retirement type subsidies (as defined in applicable regulations) except as permitted by law;

                             (iii) Cause or permit any portion of the Trust Fund to revert to or become the property of the Employer except to the extent provided under Sections 17.2 and 16.5; or

                              (iv) Amend the Plan or Trust in such manner as would increase the duties or liabilities of the Trustee or affect his fee for services hereunder, unless the Trustee consents thereto in writing;

                             unless such modification or amendment is necessary or appropriate to enable the Plan or Trust Fund to qualify under Section 401(a) of the Code, or to retain for the Plan or Trust Fund its qualified status.

                      (b) If any Plan amendment changes the vesting schedule set forth in Section 8.1, each Participant who has completed at least three years of Vesting Service on the effective date of the change in vesting schedule shall have his vesting percentage computed in accordance with the vesting schedule which produces the highest vested benefit.

                      (c) All provisions of this Plan, and all benefits and rights granted hereunder, are subject to any amendments, modifications or alterations which are necessary from time to time to qualify this Plan under Section 401(a) of the Code, to continue the Plan as so qualified or to comply with any other provision of law. Accordingly, notwithstanding any other provision of this Plan, the Sponsoring Employer may amend, modify, or alter this Plan with retroactive effect in any respect or manner necessary to qualify this Plan under Section 401(a) of the Code, or to continue this Plan as so qualified or to comply with any other provision of applicable law.

                      (d) If the effect of any amendment is to increase the current liability (as defined in Section 401(a)(29)(E) of the Code) under the Plan for a Plan Year, and the funded current liability percentage of the Plan for the Plan Year in which the amendment would otherwise take effect is less than sixty percent (60%), including the amount of the unfunded current liability under the Plan attributable to the amendment, the amendment





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                         shall not take effect until the Employer or Sponsoring
                         Employer (or any Affiliated Employer) provides security to the Plan. The form and amount of the security shall satisfy the requirements of Section 401(a)(29)(B) and (C) of the Code. The security may be released provided the requirements of Section 401(a)(29)(D) of the Code are satisfied."

         21. Section 17.2 is hereby amended by inserting the phrase ", by written resolution of the Board," immediately following the phrase "In the event."

         22. Section 17.5 is hereby amended by inserting the phrase ", by written resolution of the Board," immediately following the phrase "In the event."


IN WITNESS WHEREOF, UST Corp. has caused this Amendment to be executed by its duly authorized officer and its corporate seal to be affixed hereto this 20th day of December, 1994.


                                        UST Corp.


                                        By:   /s/ Neal F. Finnegan
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